UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 26, 2022

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Qwest Corporation	6.5% Notes Due 2056	CTBB	New York Stock Exchange
Qwest Corporation	6.75% Notes Due 2057	CTDD	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.
On September 26, 2022, Lumen Technologies, Inc. (“Lumen” or the “Company”) announced that it and its indirect, wholly-owned subsidiaries Embarq Florida, Inc. (“Embarq Florida”) and Qwest Capital Funding, Inc. (“QCF”) commenced cash tender offers (the “Offers”), pursuant to which (i) Lumen has offered to purchase any and all of its outstanding 6.750% Senior Notes, Series W, due 2023 (the “Series W Notes”), 7.500% Senior Notes, Series Y, due 2024 (the “Series Y Notes”), 5.625% Senior Notes, Series X, due 2025, 7.200% Senior Notes, Series D, due 2025, 5.125% Senior Notes due 2026, 6.875% Debentures, Series G, due 2028 and 5.375% Senior Notes due 2029; (ii) Embarq Florida has offered to purchase any and all of its outstanding 7.125% Senior Notes due 2023 (the “2023 Notes”) and 8.375% Senior Notes due 2025 (the “2025 Notes” and together with the 2023 Notes, the “Embarq Florida Notes”); and (iii) QCF has offered to purchase any and all of its outstanding 6.875% Senior Notes due 2028 and 7.750% Senior Notes due 2031.
The Offers are made upon the terms and subject to the conditions set forth in the Offer to Purchase, including the related Notice of Guaranteed Delivery, dated as of September 26, 2022. The Offers will expire at 5:00 p.m., New York City time, on September 30, 2022, unless extended or earlier terminated by Lumen, Embarq Florida or QCF, as applicable.
Concurrently with the commencement of the Offers, (i) Embarq Florida intends to issue notices to redeem any of the Embarq Florida Notes that remain outstanding as of the redemption date at par, plus accrued and unpaid interest, and (ii) Lumen intends to issue notices to redeem, subject to the completion of a divestiture transaction (discussed in the press release filed on Exhibit 99.1 to this Current Report on Form
8-K),
any of its Series W Notes and Series Y Notes that remain outstanding as of the redemption date at a redemption price equal to the greater of par or par plus the “make-whole” premium set forth in the terms of such Notes, plus accrued and unpaid interest.
A copy of the Company’s press release announcing the commencement of the Offers is attached herewith as Exhibit 99.1 and is incorporated herein by reference.
Neither this Current Report on Form
8-K
nor anything contained herein is a notice of redemption for the Embarq Florida Notes, the Series W Notes or the Series Y Notes, or any other debt securities under the applicable indentures governing such debt securities.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated September 26, 2022 announcing Offers.

104	Cover page formatted in Inline XBRL and contained in Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. and Qwest Corporation have duly caused this Current Report on Form
8-K
to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: September 26, 2022	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

QWEST CORPORATION

Dated: September 26, 2022	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary